UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         November 2, 2007
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-30575                 91-2032368
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 (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)             File Number)          Identification No.)


4991 CORPORATE DRIVE                                       HUNTSVILLE, AL 35805
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year

         On November 2, 2007, the Board of Directors of Avocent Corporation (the "Company") approved an amendment to Section 8.10 of the Company's Bylaws to facilitate the implementation of NASDAQ rules that become effective on January 1, 2008 requiring securities listed on NASDAQ to be eligible for a direct registration program operated by an agency such as the Depository Trust Company. A direct registration program permits a stockholder's ownership in the Company to be recorded and maintained on the books of the Company or its transfer agent without the issuance of a physical stock certificate. Stockholders then receive annual statements from the issuer concerning their stockholdings.

         Prior to amendment, Section 8.10 of the Company's Bylaws provided as follows:

                  8.10     TRANSFER OF STOCK
                           -----------------

                           Upon surrender to the Corporation or the transfer
                  agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         Following amendment, Section 8.10 of the Company's Bylaws provides as follows:

                   8.10    TRANSFER OF STOCK
                           -----------------

                           Stock of the Corporation shall be transferable in the
                  manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the record holder of such stock or by his or her attorney lawfully constituted in writing and, if such stock is certificated, upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AVOCENT CORPORATION

Date:  November 5, 2007
                                  By:  /s/ Samuel F. Saracino
                                       -----------------------------------------
                                       Samuel F. Saracino
                                       Executive Vice President of Legal and
                                       Corporate Affairs, General Counsel, and
                                       Secretary